UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, pob 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2022, My Size, Inc. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the authorized number of shares of the Company’s common stock from 100,000,000 shares to 250,000,000 shares as previously approved at the 2021 annual meeting of stockholders (the “Annual Meeting”) held on December 30, 2021 and to effect the Classified Board Amendment as described below in Item 5.07. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

In addition, effective as of January 6, 2022, the Company amended its Second Amended and Restated By-Laws (the “By-Laws”) by deleting Section 2.12 of the By-Laws in its entirety in order to avoid any confusion as to the requisite vote for stockholder advisory proposals. A copy of Amendment No. 1 to the By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 6, 2022, the Company reconvened its Annual Meeting held on December 30, 2021 which had been previously adjourned solely to vote on Proposal 3, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to classify the board of directors into three classes with staggered three-year terms (the “Classified Board Amendment”). At the originally convened Annual Meeting all other proposals were approved and ratified in accordance with the requisite majorities as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2022. Set forth below are the final voting results of the reconvened Annual Meeting:

Proposal 3. Approval of the Classified Board Amendment.

For	Against	Abstain	Broker Non-Votes
12,010,344	537,777	25,126	3,475,763

Following the filing of the Certificate of Amendment with the Secretary of State of Delaware, members of the Company’s Board of Directors are now classified into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors), as follows:

Class I, comprised of two directors, initially Arik Kaufman and Oren Elmaliah (with their initial terms expiring at our 2022 annual meeting of stockholders and members of such class serving successive three-year terms);

Class II, comprised of two directors, initially Oron Branitzky and Guy Zimmerman (with their initial terms expiring at our 2023 annual meeting of stockholders and members of such class serving successive three-year terms); and

Class III, comprised of two directors, initially Ronen Luzon (with his initial term expiring at our 2024 annual meeting of stockholders and members of such class serving successive three-year terms).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated January 6, 2022

3.2	Amendment No. 1 to Second Amended and Restated By-Laws

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: January 7, 2022	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer